UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 28, 2019
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (I.R.S. Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 Par Value	KO	New York Stock Exchange
Floating Rate Notes Due 2019	KO19A	New York Stock Exchange
0.000% Notes Due 2021	KO21B	New York Stock Exchange
Floating Rate Notes Due 2021	KO21C	New York Stock Exchange
1.125% Notes Due 2022	KO22	New York Stock Exchange
0.125% Notes Due 2022	KO22B	New York Stock Exchange
0.75% Notes Due 2023	KO23B	New York Stock Exchange
0.500% Notes Due 2024	KO24	New York Stock Exchange
1.875% Notes Due 2026	KO26	New York Stock Exchange
0.750% Notes Due 2026	KO26C	New York Stock Exchange
1.125% Notes Due 2027	KO27	New York Stock Exchange
1.250% Notes Due 2031	KO31	New York Stock Exchange
1.625% Notes Due 2035	KO35	New York Stock Exchange
1.100% Notes Due 2036	KO36	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

Coca-Cola Beverages Africa Proprietary Limited (“CCBA”) has been accounted for as a discontinued operation of The Coca-Cola Company (the “company”) since the company became the controlling shareowner of CCBA in October 2017, due to the company’s original intent to refranchise CCBA. CCBA continued to meet the criteria for being classified as a discontinued operation until the company updated its plans for CCBA in the second quarter of 2019. The company now intends to maintain its majority stake in CCBA for the foreseeable future. As a result, the company will begin presenting the financial results of CCBA within its results from continuing operations in the second quarter of 2019. Therefore, the financial results for prior periods have been retrospectively reclassified herein. CCBA will be included in the company’s Bottling Investments operating segment.

Attached as Exhibit 99.1 is a schedule of unaudited reclassified financial data on a consolidated basis, as well as for the company’s operating segments and Corporate, reflecting the change described above. The information in this Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Schedule of Reclassified Financial Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)

Date: June 28, 2019	By:	/s/ MARK RANDAZZA
Mark Randazza Vice President, Assistant Controller and Chief Accounting Officer